Exhibit 10.12

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN

IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM

THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND

(ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

AMENDMENT No 5

to

the License and Collaboration Agreement of 19th May 2015

by and between

BioNTech SE

and

Genmab A/S

This Amendment No 5 is made and entered into as of May 08th, 2020 (Amendment No 5 Effective Date) by and between BioNTech SE, a German corporation having its principal office at An der Goldgrube 12, 55131 Mainz, Germany (Biontech) and Genmab A/S, CVR no. 21023884, a Danish corporation having its principal office at Kalvebod Brygge 43, DK-1560 Copenhagen V, Denmark, (Genmab).

(Biontech and Genmab each a “Party” and together the “Parties”).

PREAMBLE

WHEREAS, Biontech and Genmab are parties to a certain License and Collaboration Agreement of 19th May 2015 by and between BioNTech SE and Genmab A/S, as amended by the Amendment No 1 dated May 18, 2017, Amendment No 2 dated August 4, 2017, Amendment No. 3 dated May 18, 2018 and Amendment No. 4 dated November 25th 2019 as well as a Side Letter dated January 8, 2016, a Side Letter No 2 dated May 13, 2016 (as amended by the Amendment No 1 to Side Letter No 2 dated May 19, 2017 as well as Amendment No 2 to Side letter No 2 dated May 18, 2018), a Side Letter No 3 dated September 25, 2017 and Letter Agreement dated February 4, 2020 (jointly referred to as the “Agreement);

WHEREAS, Biontech and Genmab wish to extend the Duration of Phase A as well as the date of yearly adjustment of the FTE rate;

WHEREAS, Biontech and Genmab wish to include [***] as shared costs;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Except as otherwise defined herein, the words and phrases in the Agreement shall have the same meaning in this Amendment No 5.

2.	Section 2.5 of the Agreement is deleted in its entirety and replaced by the below new Section 2.5 with retroactive effect from the Effective Date.

“2.5 Duration of Phase A. The joint research and development activities in Phase A are scheduled for an initial term of [***] years starting on the Effective Date. The Parties shall discuss in good faith an extension of Phase A at the latest [***] months before the end of the initial term, provided that any extension of Phase A shall require the written mutual agreement between the Parties.”

3.	Section 7.2 of the Agreement is deleted in its entirety and replaced by the below new Section 7.2 with effect from the Amendment No. 5 Effective Date:

“7.2 FTE Rate. The Parties agree that the [***] of either Party who performs research, Development, consultation or support work under any Research or Development Plan is [***]. Commencing upon April 1 2019 and upon every anniversary thereafter, the fee will be adjusted in accordance with the percentage change over the applicable annual period in the [***].”

4.	Section 8.6 of the Agreement is deleted in its entirety and replaced by the below new Section 8.6 with effect from the Amendment No. 5 Effective Date.

“8.6 [***]. The costs and expenses of R&D representatives (including members of the Joint Research Committee, Joint Steering Committee, Joint Development Team members, scientists and Joint Commercialization Committee, patent attorneys, project managers) associated with [***] under this Section 8 (“[***]”) shall [***] (Shared Costs). Shared Costs shall be those related to any [***] as of the 1st of July 2019 and until expiry or termination of this Agreement. For the sake of clarity: [***].

5.	Save as set forth in this Amendment No 5, all other terms and conditions of the Agreement shall remain in full force and effect.

6.

This Amendment No 5 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of the Amendment No 5.

7.

The Parties agree that this Agreement can be signed using a DocuSign® electronic signature. Such electronic signature is the legally binding equivalent to a Party’s handwritten signature and it has the same validity, enforceability and meaning as a handwritten signature and the Parties hereby waive any objection to the contrary.

IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Amendment No 5 as of the Amendment No 5 Effective Date.

For BioNTech SE:	Genmab A/S

Date:	Date:

Signature:	Signature:

Print name:	Print name:

Title:	Title:

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